Supplement dated September 9, 2019 to the Prospectus dated May 1, 2019 for policies issued by Pacific Life & Annuity Company

Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life & Annuity Company; "you" or "your" refer to the Policy Owner. This supplement must be preceded or accompanied by the Policy Prospectus, as supplemented. Please retain if for future reference.

The purpose of this supplement is to announce various underlying fund changes. All changes discussed in this supplement are effective immediately unless otherwise noted below.

Pacific Select Fund Equity Long/Short Portfolio and the Pacific Select Fund Diversified Alternatives Portfolio and transfer to the Fidelity® VIP Government Money Market Portfolio

On June 19, 2019, the Board of Trustees of Pacific Select Fund approved a plan of liquidation for vote by affected Policy Owners. If the plan of liquidation is approved by Policy Owners, the transfer of the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio will occur on or about October 30, 2019 (the “Transfer Date”). No purchases or transfers into these funds will be accepted after close of business on October 25, 2019. This is not a liquidation of your Policy.

For thirty (30) calendar days before the Transfer Date, if you have Accumulated Value allocated to the Variable Accounts investing in the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Transfer Date, any Accumulated Value that remains allocated to the Equity Long/Short Portfolio or the Diversified Alternatives Portfolio Variable Accounts after the close of business will be transferred to the Variable Account corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the Equity Long/Short Portfolio, the Diversified Alternatives Portfolio, and the Fidelity VIP Government Money Market Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Accumulated Value immediately before the transfer will be equal to Accumulated Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio Variable Accounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Long/Short Portfolio and/or the Diversified Alternatives Portfolio Variable Accounts will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Variable Account. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 595-6997, or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the Equity Long/Short Portfolio and the Diversified Alternatives Portfolio are deleted from the Policy Prospectus after the Transfer Date.

Dreyfus Portfolio Name Change

The name of the Dreyfus VIF Appreciation Portfolio is changed to the BNY Mellon VIF Appreciation Portfolio.

All references in the Policy Prospectus to the Dreyfus VIF Appreciation Portfolio are replaced with the BNY Mellon VIF Appreciation Portfolio.

PIMCO Portfolio Name Change

The name of the PIMCO Global Multi-Asset Managed Allocation Portfolio is changed to the PIMCO Global Managed Asset Allocation Portfolio.

All references in the Policy Prospectus to the PIMCO Global Multi-Asset Managed Allocation Portfolio are replaced with the PIMCO Global Managed Asset Allocation Portfolio.

Form No. 85-50164-00